Exhibit 99.30


[LOGO OMITTED] Countrywide                                                                       Computational Materials For
--------------------------
SECURITIES CORPORATION                                                 Countrywide Asset-Backed Certificates, Series 2005-A
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------




                                                   Group 2 (Interest Only)
                                                ARM and Fixed    $855,229,183
                                                       Detailed Report

Summary of Loans in Statistical Calculation Pool                                                               Range
(As of Calculation Date)                                                                                       -----

Total Number of Loans                                                                2,597
Total Outstanding Balance                                                     $855,229,183
Average Loan Balance                                                              $329,314              $55,000 to $1,000,000
WA Mortgage Rate                                                                    6.717%               4.700% to 11.000%
Net WAC                                                                             5.983%               3.356% to 10.491%
ARM Characteristics
        WA Gross Margin                                                             6.603%               3.330% to 9.850%
        WA Months to First Roll                                                         27                   18 to 54
        WA First Periodic Cap                                                       1.760%               0.750% to 7.000%
        WA Subsequent Periodic Cap                                                  1.417%               0.750% to 3.000%
        WA Lifetime Cap                                                            13.627%              10.900% to 18.000%
        WA Lifetime Floor                                                           6.774%               1.500% to 11.000%
WA Original Term (months)                                                              360                  240 to 360
WA Remaining Term (months)                                                             358                  235 to 360
WA LTV                                                                              82.26%               20.00% to 100.00%
  Percentage of Pool with CLTV > 100%                                                0.00%
  WA Effective LTV (Post MI)                                                        75.47%
  Second Liens w/100% CLTV                                                           0.00%
WA FICO                                                                                686
WA DTI%                                                                             40.53%
Secured by (% of pool)           1st Liens                                         100.00%
                                 2nd Liens                                           0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                    82.84%
Prepay Moves Exempted            Soft                                                0.00%
                                 Hard                                               82.84%
                                 No Prepay                                          17.16%
                                 Unknown                                             0.00%




----------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:        Top 5 Prop:          Doc Types:        Purpose Codes         Occ Codes         Grades         Orig PP Term
 -------------        -----------          ----------        -------------         ---------         ------         ------------
CA     59.13%       SFR     69.69%      FULL      55.10%     PUR     73.68%      OO      98.80%    A    100.00     0       17.16%
FL      5.98%       PUD     18.99%      STATED    44.90%     RCO     25.13%      INV      0.96%                    12       6.08%
NV      3.64%       CND      7.84%                           RNC      1.20%      2H       0.24%                    24      44.98%
VA      3.39%       2 FAM    2.30%                                                                                 30       0.02%
AZ      3.02%       CNDP     0.61%                                                                                 36      21.80%
                                                                                                                   48       0.02%
                                                                                                                   60       9.95%



---------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 1 of 9             11/15/2005 5:12:26 PM


[LOGO OMITTED] Countrywide                                                                       Computational Materials For
--------------------------
SECURITIES CORPORATION                                                 Countrywide Asset-Backed Certificates, Series 2005-A
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------



                                                      Group 2 (Interest Only)
                                                  ARM and Fixed     $855,229,183

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M - IO - 24      $373,125,186  1,109   43.63  $336,452   6.754  358.57   685    83.7
2/28 LIB6M - IO - 60       $65,348,198    194    7.64  $336,846   6.644  357.16   684    81.1
3/27 LIB6M - IO - 36      $285,925,000    869   33.43  $329,028   6.869  358.48   686    83.4
3/27 LIB6M - IO - 60       $27,915,450     97    3.26  $287,788   6.677  357.68   695    81.2
5/25 LIB6M - IO - 60          $408,400      1    0.05  $408,400   5.750  354.00   682    80.0
20Yr Fixed - IO - 60           $96,900      1    0.01   $96,900   7.650  235.00   755    95.0
30Yr Fixed - IO - 60      $102,410,049    326   11.97  $314,141   6.222  358.59   689    75.1
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM 360                   $752,722,234  2,270   88.01  $331,596   6.785  358.38   685    83.2
FIXED 240                      $96,900      1    0.01   $96,900   7.650  235.00   755    95.0
FIXED 360                 $102,410,049    326   11.97  $314,141   6.222  358.59   689    75.1
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $75,000.00            $437,693      7    0.05   $62,528   7.450  359.00   662    81.3
$75,000.01 - $100,000.00         $1,355,463     15    0.16   $90,364   7.156  349.88   680    82.5
$100,000.01 - $150,000.00       $14,034,810    109    1.64  $128,760   6.973  358.38   679    79.6
$150,000.01 - $200,000.00       $62,588,395    352    7.32  $177,808   6.913  358.67   681    81.8
$200,000.01 - $250,000.00       $78,471,987    347    9.18  $226,144   6.807  358.57   687    81.1
$250,000.01 - $300,000.00       $99,798,228    361   11.67  $276,449   6.806  358.64   686    81.7
$300,000.01 - $350,000.00       $92,198,728    284   10.78  $324,643   6.700  358.70   690    82.1
$350,000.01 - $400,000.00      $161,494,633    427   18.88  $378,208   6.680  358.18   684    82.9
$400,000.01 - $450,000.00      $112,096,124    264   13.11  $424,607   6.617  358.09   685    82.9
$450,000.01 - $500,000.00       $89,376,282    189   10.45  $472,890   6.730  358.28   688    83.1
$500,000.01 - $550,000.00       $48,289,690     92    5.65  $524,888   6.636  358.48   685    83.0
$550,000.01 - $600,000.00       $47,204,988     82    5.52  $575,671   6.448  358.40   691    82.8
$600,000.01 - $650,000.00       $18,613,832     30    2.18  $620,461   6.911  358.43   674    85.1
$650,000.01 - $700,000.00       $10,150,743     15    1.19  $676,716   6.828  358.07   695    82.8
$700,000.01 - $750,000.00        $6,519,335      9    0.76  $724,371   6.997  358.11   679    76.0
$750,000.01 - $800,000.00        $3,924,000      5    0.46  $784,800   7.002  358.79   663    75.9
$800,000.01 - $850,000.00          $850,000      1    0.10  $850,000   5.990  356.00   729    85.0
$850,000.01 - $900,000.00          $861,000      1    0.10  $861,000   5.990  358.00   645    79.7
> $900,000.00                    $6,963,250      7    0.81  $994,750   6.052  358.86   698    72.7
----------------------------------------------------------------------------------------------------------------------------------
                               $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 2 of 9             11/15/2005 5:12:26 PM


[LOGO OMITTED] Countrywide                                                                       Computational Materials For
--------------------------
SECURITIES CORPORATION                                                 Countrywide Asset-Backed Certificates, Series 2005-A
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------



                                                      Group 2 (Interest Only)
                                                  ARM and Fixed     $855,229,183

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                               State
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama                     $1,395,664      5    0.16  $279,133   7.130  357.95   675    81.3
Alaska                        $677,000      3    0.08  $225,667   8.241  358.97   678   100.0
Arizona                    $25,855,492    108    3.02  $239,403   6.880  358.23   683    82.2
Arkansas                      $799,000      3    0.09  $266,333   8.505  359.31   650   100.0
California                $505,684,456  1,351   59.13  $374,304   6.526  358.38   690    81.3
Colorado                   $21,204,680     89    2.48  $238,255   6.625  358.58   675    82.7
Connecticut                 $3,489,600     12    0.41  $290,800   6.698  358.47   675    79.9
Delaware                    $1,002,647      3    0.12  $334,216   7.149  358.30   687    79.9
District of Columbia        $1,840,820      5    0.22  $368,164   6.648  357.75   689    77.0
Florida                    $51,176,331    193    5.98  $265,162   7.241  358.63   680    84.2
Georgia                    $10,740,895     41    1.26  $261,973   7.174  357.32   672    87.3
Hawaii                     $13,574,189     32    1.59  $424,193   6.658  359.03   694    82.5
Idaho                       $2,272,030     13    0.27  $174,772   7.068  358.58   673    82.7
Illinois                   $14,105,320     49    1.65  $287,864   7.044  358.70   688    84.1
Indiana                     $2,119,413      9    0.25  $235,490   6.909  357.79   679    93.0
Iowa                          $177,600      1    0.02  $177,600   6.250  358.00   647    80.0
Kansas                        $385,600      2    0.05  $192,800   7.397  357.94   746    80.0
Kentucky                      $808,600      3    0.09  $269,533   7.778  357.57   665    89.1
Louisiana                     $156,800      1    0.02  $156,800   9.200  358.00   643    80.0
Maine                         $197,477      1    0.02  $197,477   7.150  358.00   654   100.0
Maryland                   $21,795,227     64    2.55  $340,550   6.943  358.40   672    82.8
Massachusetts               $7,488,754     21    0.88  $356,607   7.307  358.03   679    85.0
Michigan                    $4,828,553     15    0.56  $321,904   7.427  358.28   673    85.4
Minnesota                  $12,322,664     44    1.44  $280,061   7.132  358.50   687    91.4
Mississippi                   $351,551      2    0.04  $175,776   6.685  358.00   688    88.2
Missouri                    $1,808,028     11    0.21  $164,366   6.813  359.10   677    83.5
Montana                       $812,040      3    0.09  $270,680   6.597  358.65   681    81.3
Nebraska                      $360,000      1    0.04  $360,000   7.250  358.00   653    90.0
Nevada                     $31,116,918    111    3.64  $280,333   6.850  358.33   679    82.5
New Hampshire                 $877,750      4    0.10  $219,438   7.261  358.73   667    81.6
New Jersey                 $15,266,395     45    1.79  $339,253   7.339  358.50   686    86.7
New Mexico                    $737,621      4    0.09  $184,405   7.363  358.77   674    80.0
New York                   $14,681,759     39    1.72  $376,455   7.005  358.92   684    80.5
North Carolina              $2,548,691     15    0.30  $169,913   7.044  357.31   676    80.6
Ohio                        $2,918,567     15    0.34  $194,571   6.976  358.50   669    80.7
Oregon                      $8,420,555     33    0.98  $255,168   6.711  358.57   673    83.9
Pennsylvania                $3,338,708     11    0.39  $303,519   6.767  357.77   684    79.6
South Carolina                $594,580      2    0.07  $297,290   7.296  358.00   652    86.5
South Dakota                  $128,000      1    0.01  $128,000   7.300  358.00   721   100.0
Tennessee                   $2,876,720     12    0.34  $239,727   6.907  358.85   667    79.1
Texas                       $5,857,338     27    0.68  $216,938   6.880  358.18   679    85.5
Utah                        $5,282,584     19    0.62  $278,031   6.884  358.10   666    82.7
Virginia                   $29,007,245     88    3.39  $329,628   7.073  357.96   681    80.8
Washington                 $23,072,962     82    2.70  $281,378   6.732  358.42   681    85.4
West Virginia                 $925,960      3    0.11  $308,653   7.637  358.76   678    85.7


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 3 of 9             11/15/2005 5:12:26 PM


[LOGO OMITTED] Countrywide                                                                       Computational Materials For
--------------------------
SECURITIES CORPORATION                                                 Countrywide Asset-Backed Certificates, Series 2005-A
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------



                                                      Group 2 (Interest Only)
                                                  ARM and Fixed     $855,229,183

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                               State
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
Wyoming                       $146,400      1    0.02  $146,400   7.700  359.00   643    80.0
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                    $4,538,050     16    0.53  $283,628   6.118  358.71   715    45.6
50.01 - 55.00               $4,103,662     10    0.48  $410,366   5.739  358.80   707    53.6
55.01 - 60.00               $5,820,393     17    0.68  $342,376   5.737  358.29   718    58.9
60.01 - 65.00              $11,050,646     30    1.29  $368,355   6.107  358.24   684    63.4
65.01 - 70.00              $17,361,769     49    2.03  $354,322   5.968  358.66   703    68.8
70.01 - 75.00              $39,033,619    101    4.56  $386,471   6.686  358.64   680    74.4
75.01 - 80.00             $543,088,632  1,759   63.50  $308,749   6.704  358.50   686    79.9
80.01 - 85.00              $50,582,480    120    5.91  $421,521   6.391  358.16   681    84.1
85.01 - 90.00              $67,627,370    170    7.91  $397,808   7.003  358.28   680    89.4
90.01 - 95.00              $19,726,202     52    2.31  $379,350   7.232  357.62   683    94.7
95.01 - 100.00             $92,296,361    273   10.79  $338,082   7.018  357.94   687   100.0
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000               $3,120,192      8    0.36  $390,024   4.935  357.93   726    78.3
5.001 - 5.500              $37,898,653     97    4.43  $390,708   5.395  357.96   698    77.5
5.501 - 6.000             $150,610,360    426   17.61  $353,545   5.838  358.10   695    78.6
6.001 - 6.500             $190,390,339    564   22.26  $337,572   6.331  358.30   686    82.3
6.501 - 7.000             $239,773,935    741   28.04  $323,582   6.792  358.50   684    82.9
7.001 - 7.500             $105,044,588    352   12.28  $298,422   7.274  358.69   681    84.0
7.501 - 8.000              $72,833,356    240    8.52  $303,472   7.754  358.34   678    84.6
8.001 - 8.500              $28,143,385     87    3.29  $323,487   8.256  358.73   673    86.4
8.501 - 9.000              $15,663,367     47    1.83  $333,263   8.769  358.89   682    85.3
9.001 - 9.500               $5,866,800     17    0.69  $345,106   9.249  359.11   681    86.6
9.501 - 10.000              $3,614,406     11    0.42  $328,582   9.735  358.61   666    82.2
10.001 - 10.500             $1,437,414      4    0.17  $359,353  10.305  358.32   667    94.8
10.501 - 11.000               $832,389      3    0.10  $277,463  10.939  359.21   659    92.3
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 4 of 9             11/15/2005 5:12:26 PM


[LOGO OMITTED] Countrywide                                                                       Computational Materials For
--------------------------
SECURITIES CORPORATION                                                 Countrywide Asset-Backed Certificates, Series 2005-A
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------



                                                      Group 2 (Interest Only)
                                                  ARM and Fixed     $855,229,183

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                       $596,021,455  1,766   69.69  $337,498   6.678  358.36   685    82.1
PUD                       $162,391,187    516   18.99  $314,712   6.791  358.35   683    82.8
CND                        $67,008,605    228    7.84  $293,897   6.804  358.51   695    83.7
2 FAM                      $19,666,499     54    2.30  $364,194   6.749  359.08   705    79.5
CNDP                        $5,194,489     18    0.61  $288,583   7.493  358.76   691    84.6
4 FAM                       $2,404,100      5    0.28  $480,820   6.643  359.10   722    81.4
3 FAM                       $1,771,500      6    0.21  $295,250   6.617  358.82   705    70.9
MNF                           $771,348      4    0.09  $192,837   8.756  357.85   708    85.5
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
PUR                       $630,110,287  2,030   73.68  $310,399   6.832  358.45   688    83.4
RCO                       $214,891,965    539   25.13  $398,686   6.389  358.25   681    79.0
RNC                        $10,226,931     28    1.20  $365,248   6.508  357.71   672    80.0
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
OO                        $845,004,893  2,575   98.80  $328,157   6.702  358.38   686    82.2
INV                         $8,187,285     18    0.96  $454,849   8.235  359.17   697    87.5
2H                          $2,037,005      4    0.24  $509,251   7.031  357.89   668    85.2
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
181 - 300                      $96,900      1    0.01   $96,900   7.650  235.00   755    95.0
301 - 360                 $855,132,283  2,596   99.99  $329,404   6.717  358.40   686    82.3
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 5 of 9             11/15/2005 5:12:26 PM


[LOGO OMITTED] Countrywide                                                                       Computational Materials For
--------------------------
SECURITIES CORPORATION                                                 Countrywide Asset-Backed Certificates, Series 2005-A
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------



                                                      Group 2 (Interest Only)
                                                  ARM and Fixed     $855,229,183

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
FULL                      $471,221,286  1,402   55.10  $336,106   6.419  358.32   685    83.7
STATED INCOME             $384,007,897  1,195   44.90  $321,346   7.084  358.47   687    80.6
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
801 - 820                   $3,859,173     12    0.45  $321,598   6.423  358.38   806    79.2
781 - 800                  $17,926,908     47    2.10  $381,424   6.349  358.49   790    79.7
761 - 780                  $36,891,825    104    4.31  $354,729   6.376  358.66   771    81.1
741 - 760                  $35,756,269    109    4.18  $328,039   6.598  358.17   750    82.6
721 - 740                  $60,949,616    182    7.13  $334,888   6.545  358.33   730    82.0
701 - 720                  $75,462,168    243    8.82  $310,544   6.712  358.47   710    82.6
681 - 700                 $149,940,970    443   17.53  $338,467   6.653  358.40   689    82.0
661 - 680                 $210,879,634    654   24.66  $322,446   6.744  358.37   670    82.3
641 - 660                 $245,640,618    750   28.72  $327,521   6.863  358.38   650    82.7
621 - 640                  $17,922,002     53    2.10  $338,151   6.915  358.30   640    81.8
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
A                         $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
0                         $146,750,788    446   17.16  $329,038   7.452  358.57   685    83.9
12                         $51,980,207    144    6.08  $360,974   7.185  358.33   681    81.9
24                        $384,646,119  1,154   44.98  $333,316   6.605  358.33   684    83.4
30                            $152,072      1    0.02  $152,072   6.850  358.00   683    80.0
36                        $186,446,299    568   21.80  $328,251   6.496  358.35   689    82.5
48                            $200,000      1    0.02  $200,000   7.200  355.00   649    80.0
60                         $85,053,699    283    9.95  $300,543   6.155  358.46   692    74.1
----------------------------------------------------------------------------------------------------------------------------------
                          $855,229,183  2,597  100.00  $329,314   6.717  358.39   686    82.3
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 6 of 9             11/15/2005 5:12:26 PM


[LOGO OMITTED] Countrywide                                                                       Computational Materials For
--------------------------
SECURITIES CORPORATION                                                 Countrywide Asset-Backed Certificates, Series 2005-A
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------



                                                      Group 2 (Interest Only)
                                                  ARM and Fixed     $855,229,183

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                  (Excludes 327 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                  WA           CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION       MTR          BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
13 - 18           18        $4,690,957     11    0.62  $426,451   6.608  354.00   687    80.9
19 - 24           22      $433,782,427  1,292   57.63  $335,745   6.739  358.40   684    83.3
25 - 31           30        $7,029,629     18    0.93  $390,535   6.675  354.32   679    86.6
32 - 37           35      $306,810,821    948   40.76  $323,640   6.856  358.50   687    83.1
>= 38             54          $408,400      1    0.05  $408,400   5.750  354.00   682    80.0
----------------------------------------------------------------------------------------------------------------------------------
                          $752,722,234  2,270  100.00  $331,596   6.785  358.38   685    83.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                     (Excludes 327 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000               $1,090,497      3    0.14  $363,499   6.430  356.04   675    80.0
4.001 - 5.000              $21,390,474     63    2.84  $339,531   5.739  356.56   692    78.7
5.001 - 6.000             $187,246,248    532   24.88  $351,967   6.143  358.13   688    80.4
6.001 - 7.000             $351,372,015  1,052   46.68  $334,004   6.700  358.45   687    83.7
7.001 - 8.000             $149,062,449    491   19.80  $303,590   7.481  358.67   681    85.1
8.001 - 9.000              $37,870,609    113    5.03  $335,138   8.296  358.74   675    87.2
9.001 - 10.000              $4,689,943     16    0.62  $293,121   9.259  359.32   685    89.8
----------------------------------------------------------------------------------------------------------------------------------
6.603                     $752,722,234  2,270  100.00  $331,596   6.785  358.38   685    83.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Maximum Rates                 (Excludes 327 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000               $940,822      3    0.12  $313,607   5.312  356.83   710    80.0
11.001 - 11.500             $3,497,459     14    0.46  $249,818   5.369  358.00   704    81.1
11.501 - 12.000            $24,573,940     71    3.26  $346,112   5.753  356.89   699    81.0
12.001 - 12.500            $44,098,778    125    5.86  $352,790   5.782  357.59   686    80.4
12.501 - 13.000           $116,614,216    341   15.49  $341,977   6.101  358.01   690    81.2
13.001 - 13.500           $162,811,643    475   21.63  $342,761   6.447  358.31   686    83.3
13.501 - 14.000           $211,646,868    636   28.12  $332,778   6.866  358.60   684    83.3
14.001 - 14.500            $83,854,494    277   11.14  $302,724   7.314  358.88   682    84.6
14.501 - 15.000            $57,200,707    184    7.60  $310,873   7.789  358.62   679    85.9
15.001 - 15.500            $23,270,065     71    3.09  $327,747   8.260  358.80   675    87.2
15.501 - 16.000            $13,363,218     41    1.78  $325,932   8.770  358.94   683    84.6
16.001 - 16.500             $5,518,800     16    0.73  $344,925   9.245  359.18   683    87.1
16.501 - 17.000             $3,466,415     10    0.46  $346,641   9.729  358.64   667    82.2
17.001 - 17.500             $1,437,414      4    0.19  $359,353  10.305  358.32   667    94.8
17.501 - 18.000               $427,398      2    0.06  $213,699  11.000  358.46   660    94.6
----------------------------------------------------------------------------------------------------------------------------------
13.627                    $752,722,234  2,270  100.00  $331,596   6.785  358.38   685    83.2
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 7 of 9             11/15/2005 5:12:26 PM


[LOGO OMITTED] Countrywide                                                                       Computational Materials For
--------------------------
SECURITIES CORPORATION                                                 Countrywide Asset-Backed Certificates, Series 2005-A
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------



                                                      Group 2 (Interest Only)
                                                  ARM and Fixed     $855,229,183

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                 (Excludes 327 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
0.750                         $236,000      1    0.03  $236,000   6.050  359.00   664    80.0
1.000                         $778,177      3    0.10  $259,392   7.737  357.25   671    96.0
1.500                     $615,705,312  1,818   81.80  $338,672   6.788  358.56   686    83.7
2.000                      $10,553,966     33    1.40  $319,817   6.669  357.85   697    80.6
3.000                     $124,706,380    412   16.57  $302,685   6.768  357.52   683    81.2
5.000                         $136,000      1    0.02  $136,000   7.875  359.00   732    80.0
6.000                         $246,400      1    0.03  $246,400   7.950  358.00   677    80.0
7.000                         $360,000      1    0.05  $360,000   6.800  359.00   661    80.0
----------------------------------------------------------------------------------------------------------------------------------
                          $752,722,234  2,270  100.00  $331,596   6.785  358.38   685    83.2
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap               (Excludes 327 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
0.750                         $236,000      1    0.03  $236,000   6.050  359.00   664    80.0
1.000                     $127,562,297    416   16.95  $306,640   6.772  357.53   684    81.2
1.500                     $623,578,068  1,848   82.84  $337,434   6.788  358.55   686    83.7
2.000                         $709,320      2    0.09  $354,660   6.977  358.44   653    68.4
2.250                         $269,450      1    0.04  $269,450   6.350  357.00   676   100.0
3.000                         $367,100      2    0.05  $183,550   6.043  359.34   721    93.3
----------------------------------------------------------------------------------------------------------------------------------
                          $752,722,234  2,270  100.00  $331,596   6.785  358.38   685    83.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Lifetime Rate Floor                (Excludes 327 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                 $196,000      1    0.03  $196,000   7.990  360.00   697   100.0
3.001 - 4.000                 $251,920      1    0.03  $251,920   7.375  357.00   649    80.0
4.001 - 5.000               $5,106,684     16    0.68  $319,168   5.138  357.52   720    78.9
5.001 - 6.000             $137,271,797    379   18.24  $362,195   5.762  357.90   693    81.0
6.001 - 7.000             $388,266,872  1,159   51.58  $335,002   6.605  358.39   686    83.2
7.001 - 8.000             $167,832,033    551   22.30  $304,595   7.477  358.62   680    84.4
8.001 - 9.000              $42,946,902    131    5.71  $327,839   8.444  358.80   677    86.0
9.001 - 10.000              $8,985,215     26    1.19  $345,585   9.432  358.97   677    85.2
> 10.000                    $1,864,812      6    0.25  $310,802  10.465  358.35   665    94.8
----------------------------------------------------------------------------------------------------------------------------------
                          $752,722,234  2,270  100.00  $331,596   6.785  358.38   685    83.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date                (Excludes 327 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 8 of 9             11/15/2005 5:12:26 PM


[LOGO OMITTED] Countrywide                                                                       Computational Materials For
--------------------------
SECURITIES CORPORATION                                                 Countrywide Asset-Backed Certificates, Series 2005-A
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------



                                                      Group 2 (Interest Only)
                                                  ARM and Fixed     $855,229,183

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date               (Excludes 327 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
05/07                       $4,690,957     11    0.62  $426,451   6.608  354.00   687    80.9
06/07                      $13,422,013     32    1.78  $419,438   6.400  355.00   674    81.6
07/07                      $23,985,245     58    3.19  $413,539   6.511  356.00   678    87.8
08/07                      $36,531,130    108    4.85  $338,251   6.488  357.01   683    85.6
09/07                     $139,447,965    411   18.53  $339,289   6.593  358.00   684    84.2
10/07                     $141,556,140    451   18.81  $313,872   6.880  359.00   686    82.2
11/07                      $76,325,095    226   10.14  $337,722   7.001  360.00   686    81.6
12/07                       $2,745,483      7    0.36  $392,212   6.430  359.08   696    80.0
01/08                         $173,460      1    0.02  $173,460   5.950  350.00   703    80.0
03/08                         $478,428      1    0.06  $478,428   6.875  352.00   644    81.4
04/08                         $399,900      1    0.05  $399,900   5.900  353.00   723    80.0
05/08                         $283,161      1    0.04  $283,161   6.250  354.00   694    80.0
06/08                       $5,464,037     13    0.73  $420,311   6.804  355.00   678    88.4
07/08                      $15,152,836     36    2.01  $420,912   6.343  356.00   681    88.6
08/08                      $30,748,293     84    4.08  $366,051   6.666  357.00   679    83.0
09/08                      $98,365,369    320   13.07  $307,392   6.813  358.00   690    83.8
10/08                     $109,883,844    359   14.60  $306,083   7.000  359.00   686    82.1
11/08                      $52,660,480    149    7.00  $353,426   6.893  360.00   689    82.2
05/10                         $408,400      1    0.05  $408,400   5.750  354.00   682    80.0
----------------------------------------------------------------------------------------------------------------------------------
                          $752,722,234  2,270  100.00  $331,596   6.785  358.38   685    83.2
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 9 of 9             11/15/2005 5:12:26 PM